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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We previously issued our report, accompanying the financial statements, incorporated herein by reference, of the Registrant in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996. We hereby consent to the incorporation by reference of said report in the post-effective amendment to this Registration Statement on Form S-8 being filed with the Securities and Exchange Commission by the Registrant.




                     /s/ Grant-Schwartz Associates, Certified Public Accountants GRANT-SCHWARTZ, ASSOCIATES, CPA's







March 27, 1998